UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada (State or Other Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 13, 2021, MDC Partners Inc. (“MDC”) updated certain materials used in its investor presentation in connection with the proposed business combination (the “Transaction”) involving MDC and certain subsidiaries of Stagwell Media LP ( “Stagwell”). A copy of additional investor presentation materials is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing information (including Exhibit 99.1 hereto) is being furnished under Item 7.01. Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specified reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about MDC’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of MDC, Stagwell and the combined company; information concerning the Transaction; the anticipated benefits of the Transaction; the likelihood of the Transaction being completed; the anticipated outcome of the Transaction; the tax impact of the Transaction on MDC and shareholders of MDC; the timing of the shareholder meeting to approve the Transaction (the “Special Meeting”); the shareholder approvals required for the Transaction; regulatory and stock exchange approval of the Transaction; and the timing of the implementation of the Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities Exchange Commission (the “SEC”).

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These forward-looking statements are subject to various risks and uncertainties, many of which are outside MDC’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021, as amended by the supplement to the proxy statement/prospectus on Form 8-K filed on July 12, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in MDC’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in MDC’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Transaction or the occurrence of difficulties in connection with the Transaction;
•	adverse tax consequences in connection with the Transaction for MDC, its operations and its shareholders, that may differ from the expectations of MDC or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on MDC’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transaction;
•	the impact of uncertainty associated with the Transaction on MDC’s and Stagwell’s respective businesses;
•	direct or indirect costs associated with the Transaction, which could be greater than expected;
•	the risk that a condition to completion of the Transaction may not be satisfied and the Transaction may not be completed; and
•	the risk of parties challenging the Transaction or the impact of the Transaction on MDC’s debt arrangements.

You can obtain copies of MDC’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. MDC does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Transaction, MDC and New MDC filed with the SEC the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document MDC may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITYHOLDERS OF MDC ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC and from MDC’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that MDC or New MDC may file with the SEC in connection with the Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

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No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

MDC, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from MDC’s shareholders with respect to the approvals required to complete the Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding MDC’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by MDC with the SEC on May 10, 2021, in the Annual Report on Form 10-K filed by MDC with the SEC on March 16, 2021, as amended on April 27, 2021 and in the Quarterly Report on Form 10-Q filed by MDC with the SEC on May 10, 2021. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of MDC free of charge from the SEC’s website at www.sec.gov and from MDC’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Transaction, the suitability of the Transaction for you and other relevant matters concerning the Transaction.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation Materials, dated as of July 13, 2021, of MDC Partners Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2021

MDC Partners Inc.

By:	/s/ FRANK LANUTO
Frank Lanuto
Chief Financial Officer

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